Exhibit 10.2

Consent To and Assignment of Development Rights

For Development Agreement #618533

Northeast Houston, Texas

CONSENT TO AND ASSIGNMENT OF DEVELOPMENT RIGHTS

(Initial Change of Entity)

This Consent to and Assignment of Development Rights (the “Consent”) is made as of this 20th day of August, 2014 by and between EL POLLO LOCO, INC., a Delaware corporation with its principal place of business at 3535 Harbor Blvd, Suite 100, Costa Mesa, California 92626 (“Franchisor”), and ANIL YADAV, an individual, and ATOUR EYVAZIAN, an individual, with their principal place of business at 21734 Provincial Blvd., #250, Katy, TX 77450 (referred to herein after collectively as “Assignor”) and AA POLLO, INC., a Texas corporation, with its principal place of business at 21734 Provincial Blvd., #250, Katy, TX 77450 (“Assignee”).

RECITALS

A. Franchisor and Assignor are parties to that certain Development Agreement #618533 dated August 20, 2014 (“Development Agreement”) pertaining to the development rights to develop twelve (12) El Pollo Loco restaurants located within the Territory as defined on Exhibit “A” of the Development Agreement.

B. Assignor desires to assign all of his title, rights, privileges and interests and obligations under the Development Agreement to Assignee and to transfer, and convey all of his title, rights, privileges, and interests to the Assets of the Restaurant to Assignee, all in accordance with the assignment provisions of the Development Agreement.

C. The Development Agreement requires that Assignor first obtain written consent of Franchisor before undertaking any assignment of the Development Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Recitals A through C above are incorporated herein and by this reference made a part of this Consent.

2. Subject to the terms and conditions set forth herein, Franchisor does hereby consent to the assignment by Assignor to Assignee of all of Assignor’s rights, privileges, interests, and obligations under the Development Agreement.

3. Assignee covenants, warrants and agrees that, as of the date hereof, all of the obligations, liabilities and provisions of the Development Agreement shall be fully performed and complied with by Assignee in its capacity as “Developer” under the Development Agreement.

Consent to Assignment of Franchise Rights (Initial Change of Entity)

Consent To and Assignment of Development Rights

For Development Agreement #618533

Northeast Houston, Texas

4. Assignee acknowledges and warrants:

a. that the Development Agreement and any related circulars, manuals, lists, forms and other documents previously transmitted to Assignee have been fully read and understood; and

b. that Assignee is knowledgeable and experienced in regard to the operation of an El Pollo Loco restaurant and the Franchisor operating system; and

c. that Assignee is (i) fully aware that the term of the Development Agreement will terminate on December 25, 2019; (ii) and the Development Fees are fully earned upon receipt and are non-refundable.

d. that as of August 20, 2014, the ownership interest in AA Pollo, Inc. is held as follows:

i. Anil Yadav - 75%

ii. Atour Eyvazian - 25%

5. Assignee relies solely upon such independent knowledge and in no respect has Assignee relied upon any representation, statement, endorsement or promise, either oral or written, by or on behalf of Franchisor.

6. In consideration of the consent by Franchisor granted herein, Assignor and Assignee (collectively “Party”) do each hereby waive, release and forever discharge Franchisor, all Franchisor’s affiliates, and all the respective directors, officers, employees, attorneys, representatives, and agents of said corporations, as well as parent corporations, subsidiaries, affiliates and any other legal entities which it owns or controls, individually or jointly, from any and all obligations, liabilities, claims, demands, actions and causes of action in law or in equity of whatever kind or nature arising prior to and including the date hereof, including, but not limited to, which Party now has or may hereafter have by reason of any act, omission, event, deed or course of action having taken place, or which should have taken place, or on account of or arising out of any claimed violation of the Development Agreement, any claim for breach of any implied covenant of good faith and fair dealing or any other claims which relate or refer in any way to the relationship between Franchisor and Assignee or Franchisor and Assignor which arises on or before the date hereof insofar as said claims relate to the Development Agreement, the assignment of Assignor’s title, rights, privileges, interests, and obligations under the Development Agreement as contemplated in this Consent, or the Development Agreement or any other agreement between Party or any of them and the released party or parties, any alleged violation of the California Franchise Relations Act, any Federal or State antitrust claims except as prohibited by law. This release extends to claims arising from representations made by the Franchisor in the Franchise Disclosure Document except as prohibited by law. Furthermore, it is expressly acknowledged by each of the undersigned that any and all rights granted under Section 1542 of the California Civil Code are hereby expressly waived. Such statute reads as follows:

Consent to Assignment of Franchise Rights (Initial Change of Entity)

Consent To and Assignment of Development Rights

For Development Agreement #618533

Northeast Houston, Texas

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

7. Assignor and Assignee understand and agree that Assignor shall remain secondarily liable in the event of any default by the Assignee under the Development Agreement, and that by entering into this Consent, Assignor and Assignee fully and unconditionally guarantee the Assignee’s performance and compliance in all respects with the obligations, liabilities and provisions thereunder. Assignor further understands and agrees that, to the extent principals of Assignor have personally guaranteed the performance of Assignor under the terms and conditions of the Development Agreement, such personal guarantee shall NOT be modified by this Consent and any such guarantors shall not be released from liability of any kind or nature by the terms of this Consent. Franchisor agrees that a copy of any notice of default given to Assignee by Franchisor shall also be concurrently given to Assignor.

8. This Consent shall inure to the benefit of the successors and assigns of Franchisor, and to any and all of its affiliates, parents and subsidiaries, and shall be binding upon the heirs, representatives, successors and assigns of Assignor and Assignee.

9. Except as modified herein, all the terms and conditions of the Development Agreement shall be unaffected and remain in full force and effect. All capitalized terms not otherwise defined in this Consent shall have the meanings given them in the Development Agreement.

10. The parties hereto acknowledge that they have read and fully understand the provisions of this Consent and that said provisions constitute a complete and exclusive expression of its terms and conditions.

11. The parties executing this Consent on behalf of Assignee or Assignor are duly authorized to do so, and this Consent constitutes a valid and binding obligation of Developer and of each of the owners.

12. If either party is a Business organization, the party is duly organized and qualified to do business in the state and any other applicable jurisdiction within which the Restaurant is located.

13. This Consent shall not be binding upon Franchisor unless and until it shall have been accepted and signed by authorized officers of Franchisor. The date upon which this Agreement is signed and dated by authorized officers of Franchisor will be the “Effective Date”.

14. This Consent may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.

Consent to Assignment of Franchise Rights (Initial Change of Entity)

Consent To and Assignment of Development Rights

For Development Agreement #618533

Northeast Houston, Texas

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first above written.

FRANCHISOR:

EL POLLO LOCO, INC., a Delaware corporation

By:	/s/ Jeff Little
Name: Jeff Little
Its: Vice President of Development

ASSIGNOR: ANIL YADAV, an individual

By:	/s/ Anil Yadav
Name: Anil Yadav, individually

ATOUR EYVAZIAN, an individual

By:	/s/ Atour Eyvazian
Name: Atour Eyvazian, individually

ASSIGNEE: AA POLLO, INC., a Texas corporation

By:	/s/ Anil Yadav
Anil Yadav
Its:	President, Treasurer & Secretary

Consent to Assignment of Franchise Rights (Initial Change of Entity)